	Putnam Retirement Advantage 2055 Fund
	The fund's portfolio
	5/31/20 (Unaudited)
		Shares	Value
	Asset Allocation Funds (99.5%)*
	Putnam Dynamic Asset Allocation Equity Fund Class P(AFF)	34,266	$392,345
	Putnam Dynamic Asset Allocation Growth Fund Class P(AFF)	15,074	237,560

	Total Asset Allocation Funds (cost $613,410)		$629,905
	Fixed Income Funds (0.5%)*
	Putnam Short Term Investment Fund Class P(AFF)	3,014	$3,014

	Total Fixed Income Funds (cost $3,014)		$3,014

	Total Investments (cost $616,424)		$632,919
*	Percentages indicated are based on net assets of $632,989.

Notes to the fund's portfolio
	Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from December 31, 2019 (commencement of operations) through May 31, 2020 (the reporting period). Within the following notes to the portfolio, references to "ASC 820" represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.
(AFF)	Affiliated Company.
	Security valuation: The price of the fund’s shares is based on its net asset value (NAV), which is in turn based on the NAVs of the underlying Putnam Funds in which it invests, which are classified as Level 1 securities under Accounting Standards Codification Fair Value Measurements and Disclosures (ASC 820). The NAVs of the underlying Putnam Funds are determined based on the policies contained in each underlying Putnam Fund’s financial statements. The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.
	ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
	Level 1: Valuations based on quoted prices for identical securities in active markets.
	Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

	Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
	The following is a summary of the inputs used to value the funds' net assets as of the close of the reporting period:
		Valuation inputs
	Investments in securities:	Level 1	Level 2	Level 3	Total
	Putnam Retirement Advantage 2055 Fund	$632,919	$—	$—	$632,919

Affiliated transactions
Transactions during the reporting period with a company which is under common ownership or control, or involving securities of companies in which a fund owned at least 5% of the voting securities, were as follows:
Putnam Retirement Advantage 2055 Fund
Affiliates	Fair value as of 12/31/19 (commencement of operations)	Purchase cost	Sale proceeds	Investment income	Capital gain distributions	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Shares outstanding as of 5/31/20	Fair value as of 5/31/20
Putnam Dynamic Asset Allocation Equity Fund Class P	$—	$413,486	$34,615	$—	$—	$2,978	$10,496	34,266	$392,345
Putnam Dynamic Asset Allocation Growth Fund Class P	—	251,289	21,070	—	—	1,342	5,999	15,074	237,560
Putnam Short Term Investment Fund Class P	—	3,342	328	1	—	—	—	3,014	3,014
Totals	$—	$668,117	$56,013	$1	$—	$4,320	$16,495		$632,919
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com